Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. (*****) INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMENDED AND RESTATED SERVICES AGREEMENT

BETWEEN

MCCALLA RAYMER, LLC

AND

PROMMIS SOLUTIONS, LLC

Dated as of January 12, 2010

AGREEMENT

THIS AMENDED AND RESTATED SERVICES AGREEMENT (together with the Schedules hereto, this “Agreement”) is entered into as of this twelfth day of January, 2010, by and between McCalla Raymer, LLC (f/k/a McCalla, Raymer, Padrick, Cobb, Nichols & Clark, LLC), a Georgia limited liability company (“McCalla”), and Prommis Solutions, LLC (f/k/a MR Default Services LLC), a Delaware limited liability company (the “Service Provider”), and amends and restates in its entirety that certain Services Agreement between McCalla and the Service Provider dated as of February 24, 2006 (the “Original Services Agreement”).  In each case where McCalla or the Service Provider is required to perform, McCalla or the Service Provider shall perform or cause their respective direct or indirect subsidiaries and affiliates to perform under the terms of this Agreement.  McCalla and the Service Provider are sometimes hereinafter individually referred to as a “Party” and collectively referred to as the “Parties.”

WHEREAS, McCalla and the Service Provider entered into the Original Services Agreement; and

WHEREAS, McCalla and the Service Provider desire to expand the scope of services which the Service Provider will provide to McCalla on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the recitals, and the mutual promises, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed that:

DECLARATION OF INTENT; RECITALS

The Recitals are intended to be a statement of the purposes of and basis for this Agreement and are not intended to alter the plain meaning of the terms and conditions of this Agreement or to require any party to undertake or perform any obligations that are not otherwise required by this Agreement.

ARTICLE I - DEFINITIONS

For the purposes of this Agreement, the following terms shall have the definitions hereinafter specified:

1.1.         “Bankruptcy Management Software” means the computer programming code, including software programs and any interfaces, owned by the Service Provider and used to provide and perform the Bankruptcy Administrative Services (as defined in Schedule A hereto).

1.2.         “Bankruptcy Management System” or “BMS” means the hardware, software (including the Bankruptcy Management Software), data networks and systems provided and used (whether owned, under contract or licensed) by the Service Provider to perform and provide the Bankruptcy Administrative Services.

1.3.         “BFR Business” means the non-legal bankruptcy, foreclosure and REO support services business.

1.4.         “Communications Environment” means the Services communications environment that is needed for McCalla and Service Provider to pass information/data back and forth for purposes of providing the Services.

1.5.         “Dispute” shall have the meaning set forth in Section 7.1 hereof.

1.6.         “Force Majeure” shall have the meaning set forth in Section 5.1 hereof.

1.7.         “Foreclosure Management Software” means the computer programming code, including software programs and any interfaces, owned by the Service Provider and used to provide and perform the Foreclosure Administrative Services (as defined in Schedule A hereto).

1.8.         “Foreclosure Management System” or “FMS” means the hardware, software (including the Foreclosure Management Software), data networks and systems provided and used (whether owned, under contract or licensed) by the Service Provider to perform and provide the Foreclosure Administrative Services.

1.9.         “Governmental Authority” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; or (iii) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization unit, body, court or tribunal).

1.10.       “Legal Services” means those legal services in the Practice Areas to be provided by McCalla to McCalla Clients.

1.11.       “McCalla” shall have the meaning set forth in the Recitals hereto.

1.12.       “McCalla Clients” means the clients of McCalla.

1.13.       “McCalla Indemnified Party” shall have the meaning set forth in Section 6.2 hereof.

1.14.       “McCalla Losses” shall have the meaning set forth in Section 6.2 hereof.

1.15.       “McCalla Premises” means that certain place of business located at 1544 Old Alabama Road, Roswell, Georgia and 900 Holcomb Woods Parkway, Roswell, Georgia.

1.16.       “Practice Areas” means the bankruptcy and foreclosure practice areas.

1.17.       “REO” means real estate owned.

1.18.       “Rules” shall have the meaning set forth in Section 8.6 hereof.

1.19.       “Schedules” means all of the schedules, exhibits, annexes and attachments to this Agreement, as the same may be amended from time to time in accordance with the terms of this Agreement.

1.20.       “Service Levels” shall have the meaning set forth in Section 2.4(a) hereof.

1.21.       “Service Provider” shall have the meaning set forth in the Recitals hereof.

1.22.       “Service Provider Premises” means that certain place of business located at 1544 Old Alabama Road, Roswell, Georgia and 900 Holcomb Woods Parkway, Roswell, Georgia.

1.23.       “Services” means, collectively, the Legal Services and the Support Services.

1.24.       “Software” means, collectively, the Bankruptcy Management Software and the Foreclosure Management Software.

1.25.       “SP Customers” means other customers to whom Service Provider may provide Support Services.

1.26.       “SP Indemnified Party” shall have the meaning set forth in Section 6.3 hereof.

1.27.       “SP Losses” shall have the meaning set forth in Section 6.3 hereof.

1.28.       “Support Services” means those support services to be provided by the Service Provider pursuant to and in accordance with the terms and conditions set forth herein, as more particularly described in Schedule A attached hereto.

1.29.       “Systems” means, collectively, the Bankruptcy Management System and the Foreclosure Management System.

1.30.       “Term” shall have the meaning set forth in Section 4.1 hereof.

There are additional defined terms in the Schedules hereto.

ARTICLE II - SERVICES

2.1.         Provision of Support Services by the Service Provider.

(a)           Commencement and Performance.  Subject to and upon the terms and conditions set forth in this Agreement, beginning as of the date of this Agreement and during the Term, the Service Provider shall provide the Support Services to McCalla in accordance with the respective terms and conditions set forth herein and in Schedule A.  No changes shall be made to Schedule A or to the scope of the Support Services, nor will any new services be provided by the Service Provider to McCalla or added to Schedule A, without the mutual prior written consent of the Service Provider and McCalla.

(b)           Nature of Engagement of Service Provider.  McCalla hereby engages the Service Provider on an exclusive basis to perform and provide the Support Services to McCalla.  During the Term McCalla agrees (i) not to perform the Support Services itself or, directly or indirectly through any other Person, other than the Services Provider and (ii) not to engage any Person other than the Service Provider to provide the Support Services.  McCalla shall provide all legal services to McCalla Clients, including any appropriate or necessary supervision of the provision of the Support Services.

(c)           Service Provider as Independent Contractor.  The Service Provider shall act under this Agreement solely as independent contractor and not as an agent of McCalla.  Nothing in this Agreement shall limit in any way Service Provider’s ability to provide services to SP Customers other than McCalla. Nothing in this Agreement shall require Service Provider to recommend the engagement of McCalla by any SP Customer or any other person or entity.  To the extent Service Provider elects to recommend the use of McCalla to any SP Customer or any other person or entity, there shall be no consideration paid or payable to the Service Provider for its recommendation of McCalla to such SP Customer or person or entity.

(d)           Relationship Manager.  At all times during the Term, McCalla shall designate, with the Service Provider’s reasonable consent, one of its partners to be the point of contact with the Service Provider (the “Relationship Manager”).  The Service Provider shall be entitled to contact the Relationship Manager with any questions, concerns, issues or problems arising from or relating to this Agreement.  McCalla hereby designates Daniel D. Phelan as the initial Relationship Manager, and the Service Provider consents to such designation.  Any replacement Relationship Manager shall be reasonably acceptable to the Service Provider.

2.2.         Forms.  McCalla has provided to the Service Provider certain forms for use in the Foreclosure Management System, the Bankruptcy Management System and the Support Services that meet McCalla’s requirements. To the extent that McCalla requires different or revised forms for use in the Foreclosure Management System, the Bankruptcy Management System or the Support Services, McCalla shall provide such other forms to the Service Provider.  The Service Provider shall use the forms provided by McCalla and shall not make any substantive changes to such forms without the prior review and written consent of an attorney at McCalla.

2.3.         Fees.

(a)           McCalla shall pay the Service Provider the fees for the various types of Support Services set forth in Schedule B in accordance with the terms set forth thereon.

(b)           The Parties agree to meet within six months of the date of this Agreement, and thereafter, periodically (but in all cases no less than once per year), to discuss the fee structure set forth on Schedule B and, in good faith, consider any changes to such fee structure as are appropriate to reflect changes in circumstances related to the provision of the Support Services or the Legal Services.

(c)           The fees set forth on Schedule B shall be subject to an annual adjustment equal to the annual increase in the Consumer Price Index for All Urban Consumers (CPI-U) plus (*****)

(d)           McCalla shall deliver to the Service Provider as soon as available, but in any event within thirty (30) days after the end of each quarterly accounting period in each fiscal year during the Term, its unaudited cash flow basis financial statements for the such quarterly accounting period.

2.4.         Performance.

(a)           Service Levels.  Service Provider agrees that the performance of the Support Services shall meet customary industry standards (the “Service Levels”), subject to the limitations and in accordance with the provisions set forth in this Agreement, including as set forth on Schedule A.

(b)           Modification of Service Levels.  As requested by McCalla from time to time, Service Provider shall consider and, where mutually agreed, implement changes, modifications, deletions and replacements of and additions to the Service Levels for the purposes of better and more timely reflecting, facilitating and supporting the purposes of this Agreement.  It is acknowledged and agreed that Service Provider shall not be expected to implement any changes, modifications, deletions or replacements of or additions to the Service Levels that would cause any increase in Service Provider’s costs to perform and deliver the Support Services by more than an insignificant amount as reasonably determined by Service Provider, unless the Parties agree to adjust the fees set forth on Schedule B to take into account such changes to the Service Levels.

ARTICLE III - ADDITIONAL AGREEMENTS

3.1.         Service Provider’s Responsibilities.  In providing Support Services, Service Provider agrees as follows:

(a)           Efficient Use of Resources.  Service Provider shall use commercially reasonable efforts (i) to efficiently and cost effectively administer, manage, operate and use the resources employed by Service Provider to provide and perform the Support Services under this Agreement, (ii) to efficiently and cost effectively administer, manage and interface with any third party providers providing services and products related to this Agreement, and (iii) to enhance the Systems as is reasonably necessary to maintain functionality and performance capabilities (including compatibility, configuration, scalability and integration capabilities) during the Term.

(b)           Correction of Errors.  At Service Provider’s expense, Service Provider shall promptly correct any errors or inaccuracies in the documents, reports, billing statements and other output produced by Service Provider in providing the Support Services, to the extent such errors or inaccuracies were caused by (i) the failure of Service Provider or its affiliates to perform the Support Services in accordance with the Service Levels or (ii)  any defect or error in or failure of the Systems except as set forth in Article V below.  Notwithstanding the foregoing, McCalla may be charged by Service Provider for promptly correcting any such errors or inaccuracies to the extent such errors or inaccuracies were caused by errors in the data, information, forms or materials supplied, or caused to be supplied, by McCalla to Service Provider or from instructions given, or caused to be given, by McCalla to Service Provider that are inconsistent with the terms of this Agreement.

(c)           Compliance.  Service Provider shall perform and provide the Support Services in compliance with this Agreement and all laws, rules and regulations applicable to Service Provider in its performance and delivery of the Support Services.

(d)           Resources.  Service Provider shall render Support Services using personnel that have the necessary knowledge, training, skills, experience, qualifications and resources to provide and perform the Support Services in accordance with this Agreement.

(e)           Regulatory Approvals.  Service Provider shall timely obtain all necessary regulatory approvals and permits required to perform its obligations under this Agreement, except those approvals and permits the absence of which would not have a material adverse effect on the business or operations of Service Provider or the performance and provision of the Support Services.

(f)            Service Provider Modifications/Change of the Systems.

(i)            Service Provider shall notify McCalla in writing of each planned modification or change to the Systems, or any component or module of the Systems that could reasonably be expected to (A) materially and negatively affect the full features, functionality, scalability and performance of the Systems, (B) cause the Systems to fail to satisfy any Service Level, or (C) require a material alteration of the Communications Environment in order for McCalla to use the full features, functionality, scalability or performance of the Services The notice shall describe the modification(s) and/or change(s) and a report regarding the ramifications and impacts of the modification(s) and change(s), together with Service Provider’s evaluation of the modification(s) and/or change(s) in terms of each of items (i) through (ii) of this Section 3.1(f).

3.2.         McCalla’s Cooperation.  McCalla agrees that it will cooperate with the Service Provider in good faith with respect to any requests for collaboration by the Service Provider in connection with the provision of the Support Services by the Service Provider, including without limitation, making its partners and employees available for meetings (whether in-person or telephonic) with the Service Provider, regularly consulting with the Service Provider in respect to marketing or similar activities involving McCalla Clients, and providing the Service Provider with all information requested.

ARTICLE IV - TERM AND TERMINATION

4.1.         Term.  Unless earlier terminated as provided herein, the term (the “Term”) of this Agreement shall expire on February 24, 2026.  Upon the written consent of the Parties, this Agreement may be renewed for successive five (5) year terms.

4.2.         Termination.  In addition to a non-renewal upon expiration of the Term, this Agreement may be terminated by:

(a)           Service Provider, if McCalla materially breaches this Agreement (including, but not limited to, non-payment) and such breach is not cured by McCalla within one hundred and eighty (180) days after receipt of written notice from Service Provider specifying such breach; and

(b)           McCalla, if Service Provider materially breaches this Agreement, if, but only, if (i) such breach is not cured by Service Provider within one hundred and eighty (180) days after receipt of written notice from McCalla specifying such breach, and (ii) nationally recognized legal counsel approved by Service Provider has advised McCalla in writing (a copy of which shall be provided to Service Provider) that such material breach will have a material adverse effect on McCalla’s ability to continue its BFR Business.

4.3.         Termination of Rights and Obligations. On the date of termination or expiration of this Agreement, all rights and obligations granted under or imposed by this Agreement will cease and terminate, except as set forth in Section 4.4.  Such expiration or termination shall not affect any claim, demand, liability or right of a Party arising pursuant to this Agreement prior to the expiration or termination hereof.

4.4.         Survival.  The following provisions shall survive the termination or expiration of this Agreement:  Articles IV, VI and VIII.

ARTICLE V - FORCE MAJEURE

5.1.         Events of Force Majeure.  Neither Party shall be responsible or liable, or deemed in breach hereof, to the extent the performance of any of its obligations hereunder is delayed or prevented due solely to causes beyond the reasonable control and without the fault or negligence of the party experiencing such delay or prevention.  Such causes may include, but not be limited to, acts of God, unusually severe weather, acts of terrorism, war, riots, fire, the demand, failure to act, or requirement of law of any competent Governmental Authority, or the Party’s inability despite due diligence to obtain required licenses (such causes are hereinafter called “Force Majeure”).

5.2.         Force Majeure Procedure.  The Party experiencing the Force Majeure shall exercise due diligence in endeavoring to overcome and mitigate any resulting delay in, or prevention of, its performance.  The Party experiencing the Force Majeure shall also promptly give written notification to the other Party, which notice shall include a full and complete explanation of the Force Majeure and its cause, the status of the Force Majeure, and the actions such Party is taking and proposes to take to overcome and mitigate any resulting delay in, or prevention of, its performance.

5.3.         Effects of Force Majeure.  If performance by either Party (other than payment of fees for the Support Services) is materially delayed or prevented due to Force Majeure, the time for that performance shall be extended for a period reasonably necessary to overcome the effect of the Force Majeure.  The Party experiencing the Force Majeure shall undertake reasonable measures to make up for the time lost without additional compensation.  The other Party shall have the right, upon reasonable notice to the Party experiencing the Force Majeure, to obtain alternate Services during any event of Force Majeure that delays or prevents the performance hereunder by the Party experiencing the Force Majeure if the Force Majeure has or, in the other Party’s reasonable judgment, threatens to have, an adverse effect on the other Party’s ability to conduct its operations or to obtain its necessary Services.  The Party experiencing the Force Majeure must provide reasonable assurance after any such Force Majeure event of its ability to re-establish Service consistency and reliability before the other Party is required to discontinue alternate sources of Services.

ARTICLE VI - INDEMNIFICATION

6.1.         CONSEQUENTIAL AND OTHER DAMAGES.  EXCEPT AS PROVIDED IN THE NEXT SENTENCE OF THIS SECTION 6.1, NO PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF REVENUE, LOSS OF PROFITS, LOSS OF CLIENTS OR CUSTOMERS OR LOSS OR IMPAIRMENT OF GOODWILL ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NON-PERFORMANCE OF A PARTY’S OBLIGATIONS HEREUNDER. THE FOREGOING SHALL NOT APPLY WITH RESPECT TO (1) ANY WRONGFUL TERMINATION OR ATTEMPTED TERMINATION OF THIS AGREEMENT BY A PARTY OR (2) A BREACH BY MCCALLA OF SECTION 2.1(b) OF THIS AGREEMENT. NOTHING CONTAINED IN THIS SECTION 6.1 IS INTENDED TO LIMIT ANY LIABILITY OF MCCALLA OR ITS ATTORNEYS IN CONNECTION WITH ANY CLAIM OF PROFESSIONAL MALPRACTICE.

6.2.         Indemnification by the Service Provider.  Subject to Section 6.1, the Service Provider agrees to indemnify McCalla, its affiliates and their respective directors, officers, agents, employees, affiliates and successors (each, a “McCalla Indemnified Party”) for, and to hold each McCalla Indemnified Party harmless from and against, any and all losses, liabilities, obligations, demands, claims, actions, cause of actions, costs, damages, deficiencies, taxes, penalties, fines or expenses, whether or not arising out of third party claims (including, without limitation, interest, penalties, reasonable attorneys’ fees and expenses, court costs and all amounts paid in investigation, defense or settlement of any of the foregoing) arising or resulting from (i) any breach of this Agreement by Service Provider, or (ii) the gross negligence or willful misconduct of the Service Provider in the provision of the Support Services (collectively, “McCalla Losses”), except to the extent any such McCalla Losses are caused by the gross negligence or willful misconduct of a McCalla Indemnified Party; provided that, in no event shall the Service Provider’s indemnification obligations hereunder exceed (*****)

6.3.         Indemnification by McCalla.  Subject to Section 6.1, McCalla agrees to indemnify the Service Provider, its affiliates and their respective directors, officers, agents, employees, affiliates and successors (each, a “SP Indemnified Party”) for, and to hold each SP Indemnified Party harmless from and against, any and all any and all losses, liabilities, obligations, demands, claims, actions, cause of actions, costs, damages, deficiencies, taxes, penalties, fines or expenses, whether or not arising out of third party claims (including, without limitation, interest, penalties, reasonable attorneys’ fees and expenses, court costs and all amounts paid in investigation, defense or settlement of any of the foregoing) arising or resulting from (i) any breach of this Agreement by McCalla, or (ii) the gross negligence or willful misconduct of McCalla in the provision of the Legal Services (collectively, the “SP Losses”), except to the extent any such SP Losses are caused by the gross negligence or willful misconduct of a SP Indemnified Party.

6.4.         Insurance.  Each Party shall maintain appropriate insurance coverage to support its obligations under this Agreement (including its indemnification obligations).  If a Party carries comprehensive general liability insurance, including errors and omissions liability insurance, and blanket contractual liability insurance covering its obligations under this Agreement through the Term and for five (5) years thereafter, which insurance affords limits of not less than Five Million Dollars ($5,000,000) for each occurrence, such insurance shall be deemed to be conclusive of such Party’s compliance with this Section 6.4.  Each Party hereto shall provide the other Party with evidence of its compliance with this Section 6.4 upon written request.

ARTICLE VII - DISPUTE RESOLUTION

7.1.         It is the intention of the Parties to make a good faith effort to resolve, without resort to litigation, any dispute, controversy or claim arising out of or relating to this Agreement or any breach hereof (a “Dispute”) according to the procedures set forth in this Article VII.

7.2.         Upon written notice from either Party of a Dispute, each of the Service Provider and McCalla shall immediately designate one of its executives and empower that executive with any necessary authority to resolve the Dispute.  The designated executives shall promptly begin discussions in an effort to agree upon a resolution of the Dispute.  If the executives do not agree upon a resolution of the Dispute within fifteen (15) days of the referral to them, either Party may elect to abandon negotiations.  If a Dispute cannot be resolved pursuant to the procedures outlined in this paragraph, the Parties agree to submit such Dispute to arbitration pursuant to Section 8.6 of this Agreement.

ARTICLE VIII - MISCELLANEOUS

8.1.         Ingress and Egress.  During the Term, (a) the Service Provider shall have the right, upon reasonable notice to McCalla and at reasonable times, of ingress to and egress from the McCalla Premises only for purposes connected with the delivery of the Support Services hereunder or the exercise of any right under this Agreement or the performance of any obligations required by this Agreement, and (b) McCalla shall have the right, upon reasonable notice to the Service Provider and at reasonable times, of ingress to and egress from Service Provider Premises only for purposes connected with the exercise of any right under this Agreement or the performance of any obligations required by this Agreement.

8.2.         Amendments; Waiver.  Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by McCalla and the Service Provider, or in the case of a waiver, by the Party against whom the waiver is to be effective.  No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law, except as otherwise expressly provided herein.

8.3.         Notices.  All notices, demands, consents, approvals, requests or other communications which any of the parties to this Agreement may desire or be required to give hereunder (collectively, “Notices”) shall be in writing and shall be given by registered or certified mail, return receipt requested, with postage prepaid, by a nationally recognized overnight courier, or by .pdf via email to the following address:

If to the Service Provider:	Prommis Solutions, LLC
1544 Old Alabama Road
Roswell, Georgia 30076
	Attention:	Denis Brosnan
	Email:	Denis.Brosnan@prommis.com
	Facsimile:	( )

With copies that shall not constitute notice to:

Great Hill Equity Partners III, L.P.
One Liberty Square, 13th Floor
Boston, MA 02109
	Attention:	Matthew T. Vettel
Email:
	Facsimile:	(617) 790-9401

and

Kirkland & Ellis LLP
300 North LaSalle
Chicago, Illinois 60654
	Attention:	Jeffrey Seifman, P.C.
Michael D. Paley
	Email:	Jeffrey.seifman@kirkland.com
Michael.paley@kirkland.com
	Facsimile:	(312) 862-2200

If to McCalla:	McCalla Raymer, LLC
400 Holcomb Woods Road
Roswell, Georgia 30076
	Attention:	Daniel D. Phelan
Email:
	Facsimile:	( )

with copies that shall not constitute notice to:

Hunton & Williams LLP
Bank of America Plaza
600 Peachtree Street, NE, Suite 4100
Atlanta, Georgia 30308
	Attention:	[ ]
Email:
	Facsimile:	( )

A Notice sent in compliance with the provisions of this Section 8.3 shall be deemed given on the third business day next succeeding the day on which it is sent if sent by registered or certified mail or on the first business day following the day on which the Notice was delivered to an overnight courier or, if notice is given by email, upon email confirmation that such notice was received.

8.4.         Assignment.  This Agreement may not be assigned by any Party without the prior written consent of the other Party, which consent may be granted or denied by such Party in its sole discretion, and any purported assignment without such consent shall be void and of no effect, provided; however, that the Service Provider may assign this Agreement to any affiliate of Service Provider or, for purposes of collateral security, to any lender to Service Provider or its affiliates, and this Agreement may be assigned to any successor in interest of the business conducted by the Service Provider or its affiliates or any purchaser of all or substantially all of the Service Provider’s assets.

8.5.         Governing Law.  This Agreement shall in all respects and to the maximum extent permitted by applicable law be governed by the Law of the State of Georgia, including all matters of construction, validity and performance but excluding all other choice of law and conflicts of law rules.

8.6.         Arbitration.  Any Dispute arising out of or in connection with the Agreement that cannot be resolved by the parties pursuant to Article VII shall be finally settled in accordance with the Rules of the American Arbitration Association (the “Rules”) by one or more arbitrators appointed in accordance with the Rules.  Arbitration proceedings under this Section 8.6 shall be held in Atlanta, Georgia which will be the seat of the arbitration tribunal.  The decision of the arbitrator shall be final and binding upon the parties hereto, not subject to appeal and shall deal with the questions of costs of the arbitration and all matters related thereto.  Judgment upon the award or decision rendered by the arbitrator may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial recognition of the award or an order of enforcement thereof, as the case may be.

8.7.         Entire Agreement.  This Agreement (including the Schedules hereto) constitutes the entire agreement of the parties with respect to its subject matter and supersedes any prior or contemporaneous agreement or understanding between the parties.

8.8.         Execution in Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

8.9.         Titles and Headings.  Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

8.10.       Specific Performance.  The Parties agree that irreparable damage could occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof and that, subject to the terms hereof, the Parties may be entitled to specific performance on the terms hereof, in addition to any other remedy at law or equity.

8.11.       Inspection of Books and Records.  Each Party shall have the right upon not less than three business days’ prior written notice, at its expense, to examine, and have an independent public accounting firm appointed by it examine, during reasonable business hours, such records of the other Party as are reasonably necessary to verify the correctness of the reports, computations, and charges made with respect to any amounts required to be paid by such Party under the terms of this Agreement.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

PROMMIS SOLUTIONS, LLC

By:	/s/Denis A. Brosnan Jr.
Name: Denis Brosnan
Title: Chief Executive Officer and President

MCCALLA RAYMER, LLC

By:	/s/Martin M. Stone
Name: Martin M. Stone
Title: Managing Partner

Signature Page to Amended and Restated Services Agreement

Schedule A

1.                                      Foreclosure Administrative Services.

(a)                                  Service Provider shall provide (i) the Foreclosure Administrative Services (as defined below) and (ii) the Ancillary Services (as defined below) in connection with McCalla’s foreclosure business.

(b)                                 For purposes of this Agreement the following terms shall have the definitions hereinafter specified:

(i)                                     “Ancillary Services” means, collectively, the Tax Search, Title Services, Bankruptcy Search, Eviction Support Services and REO Closing Services.

(ii)                                  “Bankruptcy Searches” means the administrative services required in connection with the provision of a bankruptcy search report on a borrower.  Bankruptcy Searches shall be provided by E-Default Services LLC, an affiliate of Service Provider.

(iii)          “Eviction Support Services” means the administrative and paralegal services required in connection with an eviction, including the word processing services performed in connection with the initial preparation of the first drafts of any documents filed in connection therewith or correspondence sent to defendants or opposing counsel (which shall be delivered to McCalla), the administrative tasks relating to scheduling of any hearings and coordination with authorities to arrange for removal of occupants and personal effects from property.

(iv)                              “Foreclosure Administrative Services” means those administrative services provided in connection with processing of a foreclosure referral including:

(A) data entry of customer information packages onto the Service Provider’s automated Foreclosure Management System;

(B) preparation of a Fair Debt Collection Practices Act notice letter and demand letters to the borrower, delivering such notices and demand letters to McCalla for legal review, approval and execution on McCalla letterhead by an attorney at McCalla and, following such review, approval and execution and subsequent return of same to Service Provider, mailing the executed notices and demand letters;

(C) obtaining all information required to complete the data entry into the Foreclosure Management System from the servicer or other third party sources;

(D) preparation of an advertisement package showing McCalla as foreclosing attorney for review and approval by McCalla and, following such review and approval, distribution to appropriate parties;

1

(E) under a process reviewed and approved by McCalla, crying the foreclosure sale, as required, and providing sales results to attorneys at McCalla supervising the sale process;

(F) word processing preparation of a deed under power using the Service Provider’s Automated Foreclosure Management System;

(G) following the review and approval of the deed under power by an attorney at McCalla, transmitting the deed to the McCalla Client for execution by the McCalla Client, receiving the executed deed from the McCalla Client and presenting the executed deed to the clerk of the appropriate court (as directed by an attorney at McCalla) for recording; and

(H) upon direction from an attorney at McCalla, preparation of checks or wire transfers (each to be reviewed, approved and signed by an attorney at McCalla) of “excess proceeds” to all necessary stakeholders and, if a dispute shall arise between stakeholders as to the distribution of such funds, word processing services in connection with the initial preparation of an interpleader action for the review, approval and execution by an attorney at McCalla.

(v)                                 “REO Closing Services” means word processing services required in connection with the preparation of the requisite documents, on forms that have been provided by McCalla, to consummate a real estate owned closing including the preparation of the initial draft of all documents required in connection therewith for the review, approval, execution and use by McCalla in its conduct of such a closing.

(vi)                              “Tax Searches” means the administrative services required in connection with the compilation of a tax report on an identified property.  Tax Searches shall be provided by Statewide Tax and Title Services LLC, an affiliate of Service Provider.

(vii)                           “Title Services” means the administrative services required in connection with the compilation of a title report including a title examination and tax report on an identified property, which title and tax reports shall be reviewed and approved by an attorney at McCalla and reported to the client.  Title Services shall be provided by Statewide Tax and Title Services LLC, an affiliate of Service Provider.

2.                                      Bankruptcy Administrative Services.

(a)                                  Service Provider shall provide the Bankruptcy Administrative Services (as defined below) in connection with McCalla’s bankruptcy business.

(b)                                 “Bankruptcy Administrative Services” means those administrative services provided in connection with processing of a bankruptcy matter including:

(i)                                     loading customer information packages onto the Service Provider’s automated Bankruptcy Management System;

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(ii)                                  notification to customer that the customer information package has been forwarded by an attorney at McCalla to the Service Provider;

(iii)                               obtaining all information required to complete data entry;

(iv)                              word processing services in connection with the preparation of the initial draft of all documents, pleading, motions, orders, objections requested by McCalla on forms provided by McCalla in connection with the bankruptcy and delivery to McCalla for bankruptcies relating to property in Georgia, Alabama or Tennessee (all other states being referred to herein as, the “Foreign Jurisdictions”);

(v)                                 upon the request and under the direction of an attorney at McCalla, preparation and submission to an attorney at McCalla for review, approval and execution of engagement letters between McCalla and local counsel (engaging such local counsel to (i) review and approve all legal documents, pleading, motions, orders, objections and (ii) attend all court hearings in connection with any referrals relating to property in the Foreign Jurisdictions) and mailing the fully executed copy to local counsel;

(vi)                              upon the request and under the direction of an attorney at McCalla, making routine communications regarding administrative matters with debtor’s counsel;

(vii)                           provision of case management services including, under the direction of an attorney at McCalla, making routine communications regarding administrative matters with the bankruptcy court’s office, scheduling of hearings and maintaining court calendars for McCalla;

(viii)                        provision of mail processing services for all pleading and notices filed by debtors and other parties and the preparation of docket sheets;

(ix)                                if applicable, follow-up on the status of any sale proceeds; and

(x)                                   upon the request and under the direction of an attorney at McCalla, preparing the initial drafts of all documents, pleading, motions, orders and objections and transmittal thereof to McCalla for review, approval and execution, and following such review and approval transmittal of executed documents to local counsel for filing.

3.                                      Billing Services.

(a)                                  Billing for Legal Services.  The Service Provider shall act as the billing agent for McCalla with respect to the Practice Areas (the “Billing Services”).  The Billing Services may include tracking the amounts due and payable to McCalla by McCalla Clients for Legal Services, preparing statements (the “McCalla Statements”) for Legal Services performed by McCalla for McCalla Clients (subject to review and approval by McCalla), mailing the McCalla Statements to McCalla Clients following review and approval of such McCalla Statements by an attorney at McCalla, tracking the amounts collected as payment on the McCalla statements, and such other services as McCalla may reasonably request of the Service Provider related thereto.  All McCalla Statements shall direct the McCalla Clients to remit the amounts shown as due and payable for the Legal Services directly to a McCalla bank account.

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(b)                                 Billing for Support Services.  The Service Provider will prepare statements (the “Service Provider Statements”) prior to the third (3rd) business day of each month for the Support Services performed by the Service Provider for McCalla during the preceding month.  Within (*****) days of the date of the Service Provider Statements, McCalla will remit payment in immediately available funds to the Service Provider in the amounts shown as due and payable on the Service Provider Statements.

4.                                      General Administrative Services.

(a)                                  Payroll and Financial Services.  The Service Provider shall be responsible for all payroll services for McCalla (the “Payroll Services”).  The Payroll Services shall include, without limitation, contacting McCalla’s third-party payroll provider, coordinating any necessary changes with such third-party payroll provider and distributing payroll statements.  The Service Provider shall also provide accounting and other financial services (the “Financial Services”) to McCalla including responsibility for all internal accounting reports and functions.  The Parties agree that in connection with the Financial Services, the Service Provider will transition McCalla’s accounting records and financial statements to the accrual basis method of accounting.

(b)                                 Human Resources Services.  The Service Provider shall provide all human resources services to McCalla, including, without limitation, administration of benefit programs for McCalla employees, recruiting new McCalla employees (as and when necessary) and coordinating the hiring and transiting of new and departing McCalla employees.

(c)                                  Marketing Services.  The Service Provider shall be responsible for coordination of all marketing of McCalla’s services, including, without limitation, developing and implementing any marketing plans.

(d)                                 Information Technology Services.  The Service Provider shall be responsible for providing all information technology services to McCalla.

(e)                                  Other Administrative Services.  The Service Provider shall be responsible for providing all reception and mailroom services to McCalla.

(f)                                    Consulting Services.  The Service Provider will provide consulting services to McCalla regarding standard and other improvements to enhance services offered to McCalla Clients.

(g)                                 Capital Expenditures and Systems Conversions and Integrations.  Notwithstanding anything in this Agreement (including in this Schedule A) to the contrary, McCalla shall remain responsible for all capital expenditures (including costs associated with conversion or integration of any information technology systems) required for the performance by the Service Provider of the services set forth in paragraphs (a) through (f) of this Section 4.

(h)                                 Limitation of Liability.  Notwithstanding anything in this Agreement (including in this Schedule A) to the contrary, in no event shall the Service Provider’s total liability to McCalla or to any third party arising out of or relating to the services provided by the Service Provider pursuant to paragraphs (a) through (f) of this Section 4 (whether as a result of a breach of contract, tort or otherwise) exceed (*****) in the aggregate.

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5.                                      Pricing.

The Service Provider shall receive the fees set forth on Schedule B attached hereto in connection with the provision of the Support Services.

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Services Agreement

Schedule B

Effective 1/1/2010

	GA	GA	TN	AL	Other
Bankruptcy	Atlanta	Non-Atl	Non-GA	Non-GA	Non-GA
MR Processing Outsourcing Fee
Chapter 7	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 7 Motion to Extend	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 7 Comfort Order	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 7 Other Services	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 POC	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Amended POC	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 MFR	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Notice of Default	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Objection to Plan	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Motion to Extend	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Comfort Order	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Other Services	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 11	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 12	(*****)	(*****)	(*****)	(*****)	(*****)

Other MR Processing Fees
Legacy File Processing
Monitoring Fee	(*****)
Closing Fee	(*****)
Payment Correction Fee	(*****)
Acquisition Audit	(*****)
Acquisition Set-up	(*****)
Payment change letters	(*****)
Notice of Transfer letters	(*****)

Loss Mitigation	All States
Loss Mit and Monitor Fees (excludes BB&T)	(*****)

Effective Dates
	5/1/09 - 4/30/10	5/1/10 - 4/30/11	5/1/11 - 4/30/12	5/1/12 - Going Forward
BB&T
Current Owner Search	(*****)	(*****)	(*****)	(*****)
Reinstatements	(*****)	(*****)	(*****)	(*****)
Repayment Plans	(*****)	(*****)	(*****)	(*****)
Forbearance Plans	(*****)	(*****)	(*****)	(*****)
Loan Modifications (no delegated authority)	(*****)	(*****)	(*****)	(*****)
Short Sales	(*****)	(*****)	(*****)	(*****)
Deeds-in-Lieu of Foreclosure	(*****)	(*****)	(*****)	(*****)
Cancellation Fee	(*****)	(*****)	(*****)	(*****)

Foreclosure	GA Atlanta	AL	MS	TN	TX
MR Processing Outsourcing Fee
Foreclosure	(*****)	(*****)	(*****)	(*****)	(*****)

Postponement Fee		(*****)	(*****)	(*****)	(*****)

MR Processing Other Fees
Sale Day Fees - Exc Proc Fee	(*****)
FC Owner’s Title Fee to MRP	(*****)
FC Excess Proceeds Processing Fee	(*****)
2nd Mortgage Bidding and Monitoring	(*****)
Loss Mit and Monitor Fees
Deed in Lieu	(*****)
Loan Modifications	(*****)
VA Refunding	(*****)
Partial Claims	(*****)
File Review	(*****)
Forbearance Agreement	(*****)
Title Claims	(*****)
Broach Letters	(*****)

[ILLEGIBLE]
Initial Title Review (DMV Search)	(*****)
Level One Clearance	(*****)
Level Two Clearance	(*****)
Level Three Clearance	(*****)
Level Four Clearance	(*****)
Conversion to Real Property	(*****)

Assignments	All States
Foreclosure	(*****)
Bankruptcy	(*****)

Eviction	Atlanta	AL	MS	TN	TX
MR Processing Outsourcing Fee	(*****)	(*****)	(*****)	(*****)	(*****)

Cash for Keys	Atlanta
MR Processing Outsourcing Fee	(*****)
Document Preparation	(*****)

REO/Northpark

	Atlanta	Non-GA
MR Processing Outsourcing Fee
Closings - Inside 1st Loan	(*****)	(*****)
Closings - Inside 2nd Loan	(*****)	(*****)
Closing - Inside Cash	(*****)	(*****)
Closing - Outside	(*****)	(*****)

MR Processing Other Fees
Owners title Fee	(*****)
FHLMC Cancellation Fee	(*****)
Title Curative Fee	(*****)

Removed all Statewide Records Pricing

Statewide Tax Service - a (*****) bad debt allowance will be included on each summary bill for these services

Document Retrieval	(*****)
Bkcy check	(*****)
DMV Title Investigation	(*****)
Certified Document Request	(*****)
Mobile Tax Search	(*****)
Tax Request	(*****)
Tax Lien Payoff	(*****)

Statewide Title Service/Foreclosure - (*****) bad debt allowance will be included on each summary bill for these services

	Atlanta	Non-GA (exc TX)	TX
FC Title not Freddie Mac
Full	(*****)	(*****)	(*****)
Limited	(*****)	(*****)	(*****)
Update	(*****)	(*****)	(*****)
Sale Day Update/Checkdown		(*****)	(*****)

FC Title Freddie Mac
Full	(*****)	(*****)
Limited	(*****)	(*****)
Update	(*****)	(*****)
Sale Day Update/Checkdown		(*****)

FC Title Fannie Mae
Limited	(*****)
FTL Update	(*****)
Sale Day Update	(*****)

BK POC Title	(*****)

Statewide Title Service/REO - (*****) bad debt allowance will be included on each summary bill for these services

REO Titles
Full	(*****)
Limited	(*****)
Update	(*****)
REO Commitments
First mortgage per closing	(*****)
Second mortgage per closing	(*****)
REO Clearance	(*****)

Statewide Publishing - a (*****) bad debt allowance will be included on each summary bill for these services

Ad Cost	(*****)

E-Default Service - a (*****) bad debt allowance will be included on each summary bill for these services

BPO Appraisals regular (3-5 days)	(*****)
BPO Appraisals rush	(*****)
AVM Appraisals	(*****)
Bankruptcy Doc Costs	(*****)
Loan Documents	(*****)
Pacers - Dockets and Monitoring	(*****)

General Administrative Services
Outsourced Payroll and Financial, Human Resource, Marketing, Information Technology, Other Administrative Services Monthly Fee	(*****)
Consulting Services - Hourly Fee	(*****)

General Payment terms for outsourced services

Payment for outsourced services due within (*****) days of invoice date except for Statewide Title Service/REO.

Payment for Statewide Title Service/REO: (*****) of invoice date and remaining (*****) of invoice date